UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 17, 2009

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

WASHINGTON (State or other jurisdiction of incorporation)	0-23137 (Commission File Number)	91-1628146 (I.R.S. Employer Identification No.)
2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 674-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 17, 2009, amendments (the “Amendments”) to the RealNetworks, Inc. 2005 Stock Incentive Plan, as amended and restated, the RealNetworks, Inc. 2000 Stock Option Plan, as amended and restated (the “2000 Plan”), and the RealNetworks, Inc. 1996 Stock Option Plan, as amended and restated (the “1996 Plan”), became effective upon the closing of the stock option exchange program described in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) by RealNetworks, Inc. (the “Company) on August 12, 2009 and amended on September 11, 2009. The Amendments were approved by the Company’s shareholders at the Company’s 2009 Annual Meeting of Shareholders held on September 21, 2009 (the “2009 Annual Meeting”).
     The Amendments permit a one-time stock option exchange program for eligible employees, excluding the Company’s directors and Section 16 officers; provided that such option exchange must be commenced within 12 months of the 2009 Annual Meeting. In addition, the RealNetworks, Inc. 2005 Stock Incentive Plan, as amended and restated effective December 17, 2009 (the “Amended 2005 Plan”), includes the following material changes from the prior version of such plan:
     •    The establishment of a new rate at which “full value” awards under the Amended 2005 Plan will be counted against the awards available for grant. For every one share subject to outstanding awards other than options or stock appreciation rights, 1.6 shares will no longer be available for issuance under the Amended 2005 Plan.
     •    The clarification of the Compensation Committee’s authority to cancel outstanding options in exchange for cash or other awards in connection with a change of control.
     •    The extension of the term of the Amended 2005 Plan to the tenth anniversary of the effectiveness of the Amended 2005 Plan, or December 17, 2019.
     The Amended 2005 Plan also includes other immaterial clarifications and definitional revisions.
     Descriptions of the material terms of the Amended 2005 Plan, the 2000 Plan, as amended effective December 17, 2009 (the “Amended 2000 Plan”), and the 1996 Plan, as amended effective December 17, 2009 (the “Amended 1996 Plan”), were included in RealNetworks’ definitive proxy statement for the 2009 Annual Meeting under the caption “Proposal Two—Approval of Amendments to the RealNetworks, Inc. 2005 Stock Incentive Plan, as amended and restated, the RealNetworks, Inc. 2000 Stock Option Plan, as amended and restated, and the RealNetworks, Inc. 1996 Stock Option Plan, as amended and restated, Including (Among Other Amendments) to Permit a One-Time Stock Option Exchange Program for Eligible Employees, Excluding Directors and Section 16 Officers” which descriptions are hereby incorporated by reference into this report. The foregoing summaries of the Amendments and the more detailed descriptions of the material terms of the Amended 2005 Plan, the Amended 2000 Plan and the Amended 1996 Plan referenced in the preceding sentence are qualified in their entirety by reference to the full text of such plans, which are filed as exhibits to, or are incorporated by reference into, this report.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	RealNetworks, Inc. 2005 Stock Incentive Plan, as amended and restated effective December 17, 2009

10.2	Amendment No. 1 to the RealNetworks, Inc. 2000 Stock Option Plan, as amended and restated on June 1, 2001

10.3	Amendment No. 1 to the RealNetworks, Inc. 1996 Stock Option Plan, as amended and restated on June 1, 2001

10.4
RealNetworks, Inc. 2000 Stock Option Plan, as amended and restated on June 1, 2001 (incorporated by reference from Exhibit 10.2 to RealNetworks’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 filed with the Securities and Exchange Commission on August 13, 2001)

10.5
RealNetworks, Inc. 1996 Stock Option Plan, as amended and restated on June 1, 2001 (incorporated by reference from Exhibit 10.1 to RealNetworks’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 filed with the Securities and Exchange Commission on August 13, 2001)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.
By:	/s/ Robert Kimball
Robert Kimball
Executive Vice President, Corporate Development and Law, General Counsel and Corporate Secretary

Dated: December 18, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	RealNetworks, Inc. 2005 Stock Incentive Plan, as amended and restated effective December 17, 2009

10.2	Amendment No. 1 to the RealNetworks, Inc. 2000 Stock Option Plan, as amended and restated on June 1, 2001

10.3	Amendment No. 1 to the RealNetworks, Inc. 1996 Stock Option Plan, as amended and restated on June 1, 2001

10.4
RealNetworks, Inc. 2000 Stock Option Plan, as amended and restated on June 1, 2001 (incorporated by reference from Exhibit 10.2 to RealNetworks’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 filed with the Securities and Exchange Commission on August 13, 2001)

10.5
RealNetworks, Inc. 1996 Stock Option Plan, as amended and restated on June 1, 2001 (incorporated by reference from Exhibit 10.1 to RealNetworks’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 filed with the Securities and Exchange Commission on August 13, 2001)